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                                  Exhibit 21.1

                           SunGard Data Systems Inc.
                         Subsidiaries of the Registrant
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Name of Subsidiary                                 Jurisdiction of Incorporation
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
Bi-Tech Software Inc./(1)/                         Delaware
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Intelus Corporation/(1)/                           Delaware
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Portfolio Administration Limited/(1)//(2)/         England
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Shaw Data Securities, Inc./(1)/                    New York
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Shaw Data Services, Inc./(1)//(3)/                 New York
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SunGard Business Systems Inc./(1)//(4)/            Alabama
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SunGard Capital Markets Inc./(1)//(5)/             Pennsylvania
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SunGard Computer Services Inc./(6)/                Pennsylvania
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SunGard/DML Inc./(1)/                              Delaware
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SunGard Financial Systems Inc./(1)//(7)/           Delaware
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SunGard Investment Systems Inc./(1)/(8)/           Delaware
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SunGard Investment Ventures, Inc./(9)//(10)/       Delaware
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SunGard Management Inc./(1)//(10)/                 Delaware
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SunGard MIS Inc./(1)/                              Delaware
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SunGard Recovery Services Inc./(1)//(11)/          Pennsylvania
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SunGard Shareholder Systems Inc./(1)/              Delaware
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SunGard Trust Systems Inc./(1)/                    North Carolina
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  (1) Wholly owned subsidiary of SunGard Investment Ventures, Inc.

  (2) Conducts certain operations through two wholly owned foreign subsidiaries.

  (3) Conducts certain operations through two wholly owned domestic subsidiaries, one wholly owned foreign subsidiary, and one foreign subsidiary of a sister corporation.

  (4) Organized into, and conducts business under the names of, three operating divisions--SunGard Asset Management Systems ("SAMS"), SunGard Employee Benefit Systems ("SEBS"), and SunGard Mailing Services. SAMS and SEBS each conducts certain operations through one foreign subsidiary of a sister corporation.

  (5) Conducts certain operations through three wholly owned domestic subsidiaries and fourteen wholly owned foreign subsidiaries.

  (6) Wholly owned subsidiary of SunGard Management Inc.

  (7) Sometimes conducts business under the names Money Management Systems, Phase3 Systems, SunGard Brokerage Systems, SunGard Digital Solutions Inc., SunGard Global Systems, SunGard Insurance Systems, SunGard Securities Systems, Warrington Financial Systems and Wismer Associates; conducts certain operations through one wholly owned domestic subsidiary which sometimes conducts business under the names Information Systems of America and ISA.

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  (8)  Conducts certain operations through two foreign subsidiaries of a sister corporation.

  (9)  Wholly owned subsidiary of SunGard Data Systems Inc.

  (10) Not an operating company.

  (11) Conducts certain operations through one wholly owned foreign subsidiary. Sometimes conducts business under the name SunGard Planning Solutions.